AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

AXIS CAPITAL HOLDINGS LIMITED
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Matt Rohrmann
Investor Contact
(212) 940-3339
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheets at December 31, 2019 and consolidated statements of operations for the years then ended December 31, 2019 and December 31, 2018.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful - defined as a variance greater than +/-100%; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.
Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding estimated synergies and the success of the integration of acquired entities, our expectations regarding the estimated benefits and synergies related to our transformation program, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition and liquidity;
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters;
•the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes;
•losses from war, terrorism and political unrest or other unanticipated losses;
•actual claims exceeding loss reserves;
•general economic, capital and credit market conditions;
•the failure of any of the loss limitation methods we employ;
•the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions;
•the inability to purchase reinsurance or collect amounts due to us;
•the breach by third parties in our program business of their obligations to us;
•difficulties with technology and/or data security;
•the failure of our policyholders and intermediaries to pay premiums;
•the failure of our cedants to adequately evaluate risks;
•inability to obtain additional capital on favorable terms, or at all;
•the loss of one or more of our key executives;
•a decline in our ratings with rating agencies;
•the loss of business provided to us by major brokers and credit risk due to our reliance on brokers;
•changes in accounting policies or practices;
•the use of industry catastrophe models and changes to these models;
•changes in governmental regulations and potential government intervention in our industry;

i

•inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices;
•increased competition;
•changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's withdrawal from the European Union;
•fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency values;
•the failure to successfully integrate acquired businesses or to realize the expected synergies resulting from such acquisitions;
•the failure to realize the expected benefits or synergies relating to our transformation initiative;
•changes in tax laws; and
•other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K and Part II, Item 1A 'Risk Factors' in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC which are accessible on the SEC's website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID-19 pandemic may have the effect of heightening many of the other risks and uncertainties described.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore renewable energy installations. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Marine: provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability, recreational marine, fine art, specie, and hull and war. Offshore energy coverage includes physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom, and crisis management insurance.

Aviation: provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups.

Discontinued Lines - Novae: includes those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued insurance lines include financial institutions, professional indemnity, international liability, and international direct and facultative property.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: provides reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is also provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. The business is written on a proportional and aggregate stop loss reinsurance basis.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. The Company decided to exit this line of business in 2020.
Marine and Aviation: includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability.This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis.

Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on both a proportional and catastrophic or per life excess of loss basis.
Discontinued Lines - Novae: includes those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued reinsurance lines include motor reinsurance, general liability reinsurance, and international facultative property.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Quarters ended December 31,				Years ended December 31,
		2020	2019	Change		2020	2019	Change
HIGHLIGHTS	Gross premiums written	$1,348,419	$1,261,366	6.9%		$6,826,938	$6,898,858	(1.0%)
	Gross premiums written - Insurance	81.9%	76.2%	5.7	pts	58.9%	53.3%	5.6	pts
	Gross premiums written - Reinsurance	18.1%	23.8%	(5.7)	pts	41.1%	46.7%	(5.6)	pts
	Net premiums written	$785,449	$786,154	(0.1%)		$4,336,409	$4,489,615	(3.4%)
	Net premiums earned	$1,087,368	$1,172,051	(7.2%)		$4,371,309	$4,587,178	(4.7%)
	Net premiums earned - Insurance	54.2%	47.7%	6.5	pts	52.6%	47.7%	4.9	pts
	Net premiums earned - Reinsurance	45.8%	52.3%	(6.5)	pts	47.4%	52.3%	(4.9)	pts
	Net income (loss) available (attributable) to common shareholders	$(4,819)	$(9,897)	(51.3%)		$(150,674)	$282,361	nm
	Operating income (loss) [a]	(16,245)	4,350	nm		(174,222)	213,409	nm
	Annualized return on average common equity [b]	(0.4%)	(0.8%)	0.4	pts	(3.2%)	6.3%	(9.5)	pts
	Annualized operating return on average common equity [c]	(1.4%)	0.4%	(1.8)	pts	(3.7%)	4.7%	(8.4)	pts
	Total shareholders’ equity	$5,295,694	$5,544,008	(4.5%)		$5,295,694	$5,544,008	(4.5%)

PER COMMON SHARE AND COMMON SHARE DATA	Earnings (loss) per diluted common share	($0.06)	($0.12)	(50.0%)		($1.79)	$3.34	nm
	Operating income (loss) per diluted common share [d]	($0.20)	$0.05	nm		($2.08)	$2.52	nm
	Weighted average diluted common shares outstanding	84,341	83,957	0.5%		84,262	84,473	(0.2%)
	Book value per common share	$56.26	$56.80	(1.0%)		$56.26	$56.80	(1.0%)
	Book value per diluted common share (treasury stock method)	$55.09	$55.79	(1.3%)		$55.09	$55.79	(1.3%)
	Tangible book value per diluted common share (treasury stock method) [a]	$51.90	$52.40	(1.0%)		$51.90	$52.40	(1.0%)

FINANCIAL RATIOS	Current accident year loss ratio excluding catastrophe and weather-related losses	57.4%	62.2%	(4.8)	pts	57.7%	60.6%	(2.9)	pts
	Catastrophe and weather-related losses ratio	18.4%	12.1%	6.3	pts	17.7%	7.5%	10.2	pts
	Current accident year loss ratio	75.8%	74.3%	1.5	pts	75.4%	68.1%	7.3	pts
	Prior year reserve development ratio	(0.6%)	(1.1%)	0.5	pts	(0.3%)	(1.7%)	1.4	pts
	Net losses and loss expenses ratio	75.2%	73.2%	2.0	pts	75.1%	66.4%	8.7	pts
	Acquisition cost ratio	21.3%	22.3%	(1.0)	pts	21.3%	22.3%	(1.0)	pts
	General and administrative expense ratio [e]	13.1%	11.8%	1.3	pts	13.2%	13.9%	(0.7)	pts
	Combined ratio	109.6%	107.3%	2.3	pts	109.6%	102.6%	7.0	pts

INVESTMENT DATA	Total assets	$25,877,687	$25,604,054	1.1%		$25,877,687	$25,604,054	1.1%
	Total cash and invested assets [f]	15,724,421	15,959,591	(1.5%)		15,724,421	15,959,591	(1.5%)
	Net investment income	109,503	117,557	(6.9%)		349,601	478,572	(26.9%)
	Net investment gains	83,356	42,712	95.2%		129,133	91,233	41.5%
	Book yield of fixed maturities	2.3%	2.8%	(0.5)	pts	2.3%	2.8%	(0.5)	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document. Loss per diluted common share and operating loss per diluted common share for the quarter and year ended December 31, 2020 and loss per diluted common share for the quarter ended December 31, 2019, were calculated using weighted average common shares outstanding due to the net loss attributable to common shareholders or operating loss recognized in these periods.
[b]    Annualized ROACE is calculated by dividing net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - AS REPORTED, U.S. GAAP
FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2020 AND 2019

	Quarters ended December 31,		Years ended December 31,
	2020	2019	2020	2019

Revenues
Net premiums earned	$1,087,368	$1,172,051	$4,371,309	$4,587,178
Net investment income	109,503	117,557	349,601	478,572
Net investment gains	83,356	42,712	129,133	91,233
Other insurance related income (loss)	(2,819)	5,059	(8,089)	16,444
Total revenues	1,277,408	1,337,379	4,841,954	5,173,427

Expenses
Net losses and loss expenses	817,239	857,394	3,281,252	3,044,798
Acquisition costs	231,800	261,775	929,517	1,024,582
General and administrative expenses	143,252	138,823	579,790	634,831
Foreign exchange losses (gains)	72,309	52,827	81,069	(12,041)
Interest expense and financing costs	15,408	18,562	75,049	68,107
Reorganization expenses	7,059	8,074	7,881	37,384
Amortization of value of business acquired	1,028	2,056	5,139	26,722
Amortization of intangible assets	2,827	2,853	11,390	11,597
Total expenses	1,290,922	1,342,364	4,971,087	4,835,980

Income (loss) before income taxes and interest in income (loss) of equity method investments	(13,514)	(4,985)	(129,133)	337,447
Income tax (expense) benefit	6,291	159	12,321	(23,692)
Interest in income (loss) of equity method investments	9,967	4,073	(3,612)	9,718
Net income (loss)	2,744	(753)	(120,424)	323,473
Preferred share dividends	7,563	9,144	30,250	41,112
Net income (loss) available (attributable) to common shareholders	$(4,819)	$(9,897)	$(150,674)	$282,361

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTER

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018
UNDERWRITING REVENUES
Gross premiums written	$1,348,419	$1,331,178	$1,716,183	$2,431,158	$1,261,366	$1,172,738
Ceded premiums written	(562,970)	(515,196)	(660,249)	(752,114)	(475,212)	(420,040)
Net premiums written	785,449	815,982	1,055,934	1,679,044	786,154	752,698

Gross premiums earned	1,735,932	1,680,529	1,694,861	1,657,412	1,789,084	1,777,052
Ceded premiums earned	(648,564)	(589,217)	(590,858)	(568,787)	(617,033)	(562,583)
Net premiums earned	1,087,368	1,091,312	1,104,003	1,088,625	1,172,051	1,214,469
Other insurance related income (loss)	(2,819)	1,440	1,996	(8,707)	5,059	(8,189)
Total underwriting revenues	1,084,549	1,092,752	1,105,999	1,079,918	1,177,110	1,206,280

UNDERWRITING EXPENSES
Net losses and loss expenses	817,239	879,677	676,261	908,073	857,394	1,027,343
Acquisition costs	231,800	230,564	228,502	238,650	261,775	259,308
Underwriting-related general and administrative expenses [a]	116,345	117,835	113,824	129,962	107,195	114,293
Total underwriting expenses	1,165,384	1,228,076	1,018,587	1,276,685	1,226,364	1,400,944

UNDERWRITING INCOME (LOSS) [b]	(80,835)	(135,324)	87,412	(196,767)	(49,254)	(194,664)

OTHER (EXPENSES) REVENUES
Net investment income	109,503	101,956	45,040	93,101	117,557	113,128
Net investment gains (losses)	83,356	55,609	53,043	(62,877)	42,712	(72,667)
Corporate expenses [a]	(26,907)	(20,988)	(26,828)	(27,098)	(31,628)	(23,152)
Foreign exchange (losses) gains	(72,309)	(60,734)	(9,709)	61,683	(52,827)	31,232
Interest expense and financing costs	(15,408)	(15,574)	(20,595)	(23,472)	(18,562)	(16,675)
Reorganization expenses	(7,059)	(1,413)	(392)	982	(8,074)	(18,815)
Amortization of value of business acquired	(1,028)	(1,028)	(1,285)	(1,799)	(2,056)	(22,797)
Amortization of intangible assets	(2,827)	(2,838)	(2,855)	(2,870)	(2,853)	(5,251)
Total other (expenses) revenues	67,321	54,990	36,419	37,650	44,269	(14,997)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	(13,514)	(80,334)	123,831	(159,117)	(4,985)	(209,661)
Income tax (expense) benefit	6,291	12,056	(10,893)	4,867	159	25,921
Interest in income (loss) of equity method investments	9,967	2,896	7,102	(23,577)	4,073	(4,052)

NET INCOME (LOSS)	2,744	(65,382)	120,040	(177,827)	(753)	(187,792)

Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(9,144)	(10,656)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$(4,819)	$(72,945)	$112,477	$(185,390)	$(9,897)	$(198,448)

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above and in the 'Consolidated Statements of Operations - Year' section of this document.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - QUARTER

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	57.4%	58.5%	58.0%	57.1%	62.2%	65.4%
Catastrophe and weather-related losses ratio	18.4%	22.2%	3.5%	26.9%	12.1%	22.5%
Current accident year loss ratio	75.8%	80.7%	61.5%	84.0%	74.3%	87.9%
Prior year reserve development ratio	(0.6%)	(0.1%)	(0.2%)	(0.6%)	(1.1%)	(3.3%)
Net losses and loss expenses ratio	75.2%	80.6%	61.3%	83.4%	73.2%	84.6%
Acquisition cost ratio	21.3%	21.1%	20.7%	21.9%	22.3%	21.4%
General and administrative expense ratio [a]	13.1%	12.8%	12.7%	14.5%	11.8%	11.3%
Combined ratio	109.6%	114.5%	94.7%	119.8%	107.3%	117.3%

Weighted average common shares outstanding	84,341	84,308	84,303	84,094	83,957	83,582
Weighted average diluted common shares outstanding	84,341	84,308	84,600	84,094	83,957	83,582
Earnings (loss) per common share	($0.06)	($0.87)	$1.33	($2.20)	($0.12)	($2.37)
Earnings (loss) per diluted common share	($0.06)	($0.87)	$1.33	($2.20)	($0.12)	($2.37)
Annualized ROACE	(0.4%)	(6.2%)	10.0%	nm	(0.8%)	(18.1%)
Annualized operating ROACE	(1.4%)	(5.5%)	6.3%	nm	0.4%	(13.2%)

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - YEAR

	Years ended December 31,
	2020	2019	2018
UNDERWRITING REVENUES
Gross premiums written	$6,826,938	$6,898,858	$6,910,065
Ceded premiums written	(2,490,529)	(2,409,243)	(2,251,103)
Net premiums written	4,336,409	4,489,615	4,658,962

Gross premiums earned	6,768,733	6,910,677	6,882,217
Ceded premiums earned	(2,397,424)	(2,323,499)	(2,090,722)
Net premiums earned	4,371,309	4,587,178	4,791,495
Other insurance related income (loss)	(8,089)	16,444	10,622
Total underwriting revenues	4,363,220	4,603,622	4,802,117

UNDERWRITING EXPENSES
Net losses and loss expenses	3,281,252	3,044,798	3,190,287
Acquisition costs	929,517	1,024,582	968,835
Underwriting-related general and administrative expenses [a]	477,968	505,735	519,168
Total underwriting expenses	4,688,737	4,575,115	4,678,290

UNDERWRITING INCOME (LOSS)	(325,517)	28,507	123,827

OTHER (EXPENSES) REVENUES
Net investment income	349,601	478,572	438,507
Net investment gains (losses)	129,133	91,233	(150,218)
Corporate expenses [a]	(101,822)	(129,096)	(108,221)
Foreign exchange (losses) gains	(81,069)	12,041	29,165
Interest expense and financing costs	(75,049)	(68,107)	(67,432)
Reorganization expenses	(7,881)	(37,384)	(66,940)
Amortization of value of business acquired	(5,139)	(26,722)	(172,332)
Amortization of intangible assets	(11,390)	(11,597)	(13,814)
Total other (expenses) revenues	196,384	308,940	(111,285)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	(129,133)	337,447	12,542
Income tax (expense) benefit	12,321	(23,692)	29,486
Interest in income (loss) of equity method investments	(3,612)	9,718	993

NET INCOME (LOSS)	(120,424)	323,473	43,021

Preferred share dividends	(30,250)	(41,112)	(42,625)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$(150,674)	$282,361	$396

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - YEAR

	Years ended December 31,
	2020	2019	2018
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	57.7%	60.6%	61.7%
Catastrophe and weather-related losses ratio	17.7%	7.5%	9.0%
Current accident year loss ratio	75.4%	68.1%	70.7%
Prior year reserve development ratio	(0.3%)	(1.7%)	(4.1%)
Net losses and loss expenses ratio	75.1%	66.4%	66.6%
Acquisition cost ratio	21.3%	22.3%	20.2%
General and administrative expense ratio [a]	13.2%	13.9%	13.1%
Combined ratio	109.6%	102.6%	99.9%

Weighted average common shares outstanding	84,262	83,894	83,501
Weighted average diluted common shares outstanding	84,262	84,473	84,007
Earnings (loss) per common share	($1.79)	$3.37	$—
Earnings (loss) per diluted common share	($1.79)	$3.34	$—
ROACE	(3.2%)	6.3%	—%
Operating ROACE	(3.7%)	4.7%	3.6%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2020			Year ended December 31, 2020
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,104,299	$244,120	$1,348,419	$4,018,399	$2,808,539	$6,826,938
Ceded premium written	(476,066)	(86,904)	(562,970)	(1,660,898)	(829,631)	(2,490,529)
Net premiums written	628,233	157,216	785,449	2,357,501	1,978,908	4,336,409

Gross premiums earned	1,006,930	729,002	1,735,932	3,839,727	2,929,006	6,768,733
Ceded premiums earned	(417,160)	(231,404)	(648,564)	(1,540,689)	(856,735)	(2,397,424)
Net premiums earned	589,770	497,598	1,087,368	2,299,038	2,072,271	4,371,309
Other insurance related income (loss)	556	(3,375)	(2,819)	2,647	(10,736)	(8,089)
Total underwriting revenues	590,326	494,223	1,084,549	2,301,685	2,061,535	4,363,220

UNDERWRITING EXPENSES
Net losses and loss expenses	444,444	372,795	817,239	1,697,014	1,584,238	3,281,252
Acquisition costs	117,954	113,846	231,800	461,533	467,984	929,517
Underwriting-related general and administrative expenses	93,930	22,415	116,345	378,839	99,129	477,968
Total underwriting expenses	656,328	509,056	1,165,384	2,537,386	2,151,351	4,688,737

UNDERWRITING LOSS	$(66,002)	(14,833)	(80,835)	(235,701)	(89,816)	(325,517)

Catastrophe and weather-related losses, net of reinstatement premiums	$118,185	$79,843	$198,028	$443,440	$330,479	$773,919
Net favorable prior year reserve development	$4,417	$2,142	$6,559	$8,937	$6,972	$15,909

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	56.1%	59.0%	57.4%	55.1%	60.6%	57.7%
Catastrophe and weather-related losses ratio	20.0%	16.3%	18.4%	19.1%	16.2%	17.7%
Current accident year loss ratio	76.1%	75.3%	75.8%	74.2%	76.8%	75.4%
Prior year reserve development ratio	(0.7%)	(0.4%)	(0.6%)	(0.4%)	(0.4%)	(0.3%)
Net losses and loss expenses ratio	75.4%	74.9%	75.2%	73.8%	76.4%	75.1%
Acquisition cost ratio	20.0%	22.9%	21.3%	20.1%	22.6%	21.3%
Underwriting-related general and administrative expense ratio	15.9%	4.5%	10.6%	16.5%	4.8%	10.9%
Corporate expense ratio			2.5%			2.3%
Combined ratio	111.3%	102.3%	109.6%	110.4%	103.8%	109.6%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Years ended December 31,
	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018	2020	2019

INSURANCE SEGMENT
Property	$255,606	$238,599	$278,841	$223,603	$242,446	$245,851	$996,650	$943,760
Marine	63,901	82,810	116,398	156,296	73,780	56,202	419,405	411,309
Terrorism	13,486	14,767	11,008	16,520	13,317	12,920	55,781	60,120
Aviation	23,946	22,702	23,794	17,230	20,838	23,496	87,671	74,670
Credit and Political Risk	56,264	24,473	28,002	47,675	40,487	70,206	156,414	154,999
Professional Lines	434,868	338,907	346,338	258,391	356,321	328,078	1,378,503	1,177,274
Liability	215,131	172,747	204,398	170,878	180,951	144,277	763,155	699,876
Accident and Health	40,843	39,262	27,419	51,062	30,876	37,080	158,585	144,103
Discontinued Lines - Novae	254	1,550	1,370	(940)	2,592	2,626	2,235	9,820
TOTAL INSURANCE SEGMENT	$1,104,299	$935,817	$1,037,568	$940,715	$961,608	$920,736	$4,018,399	$3,675,931

REINSURANCE SEGMENT
Catastrophe	$24,497	$74,656	$189,706	$262,283	$20,346	$41,137	$551,143	$718,514
Property	(1,115)	58,907	54,763	133,189	20,318	(3,345)	245,744	304,166
Credit and Surety	43,519	38,110	50,332	100,739	28,375	28,442	232,699	269,733
Professional Lines	45,888	31,752	111,725	123,570	34,789	19,312	312,935	261,072
Motor	(15,427)	(2,235)	42,970	279,132	21,273	21,921	304,439	334,887
Liability	113,591	136,791	149,635	218,896	88,479	50,790	618,913	546,479
Engineering	5,552	1,408	3,006	15,920	17,821	24,099	25,886	57,028
Agriculture	901	7,455	43,896	18,248	23,369	14,131	70,500	224,961
Marine and Aviation	10,900	6,341	25,867	29,993	6,675	3,354	73,103	74,781
Accident and Health	15,706	41,820	6,625	307,678	38,881	51,050	371,828	432,670
Discontinued Lines - Novae	108	356	90	795	(568)	1,111	1,349	(1,364)
TOTAL REINSURANCE SEGMENT	$244,120	$395,361	$678,615	$1,490,443	$299,758	$252,002	$2,808,539	$3,222,927

CONSOLIDATED TOTAL	$1,348,419	$1,331,178	$1,716,183	$2,431,158	$1,261,366	$1,172,738	$6,826,938	$6,898,858

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018	2019
UNDERWRITING REVENUES
Gross premiums written	$1,348,419	$1,331,178	$1,716,183	$2,431,158	$1,261,366	$1,172,738	$6,898,858
Ceded premiums written	(562,970)	(515,196)	(660,249)	(752,114)	(475,212)	(420,040)	(2,409,243)
Net premiums written	785,449	815,982	1,055,934	1,679,044	786,154	752,698	4,489,615

Gross premiums earned	1,735,932	1,680,529	1,694,861	1,657,412	1,789,084	1,777,052	6,910,677
Ceded premiums earned	(648,564)	(589,217)	(590,858)	(568,787)	(617,033)	(562,583)	(2,323,499)
Net premiums earned	1,087,368	1,091,312	1,104,003	1,088,625	1,172,051	1,214,469	4,587,178
Other insurance related income (loss)	(2,819)	1,440	1,996	(8,707)	5,059	(8,189)	16,444
Total underwriting revenues	1,084,549	1,092,752	1,105,999	1,079,918	1,177,110	1,206,280	4,603,622

UNDERWRITING EXPENSES
Net losses and loss expenses	817,239	879,677	676,261	908,073	857,394	1,027,343	3,044,798
Acquisition costs	231,800	230,564	228,502	238,650	261,775	259,308	1,024,582
Underwriting-related general and administrative expenses	116,345	117,835	113,824	129,962	107,195	114,293	505,735
Total underwriting expenses	1,165,384	1,228,076	1,018,587	1,276,685	1,226,364	1,400,944	4,575,115

UNDERWRITING INCOME (LOSS)	$(80,835)	$(135,324)	$87,412	$(196,767)	$(49,254)	$(194,664)	$28,507

Catastrophe and weather-related losses, net of reinstatement premiums	$198,028	$240,025	$36,047	$299,695	$140,000	$269,130	$336,117
Net favorable prior year reserve development	$6,559	$584	$2,655	$6,113	$13,881	$39,578	$78,900

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	57.4%	58.5%	58.0%	57.1%	62.2%	65.4%	60.6%
Catastrophe and weather-related losses ratio	18.4%	22.2%	3.5%	26.9%	12.1%	22.5%	7.5%
Current accident year loss ratio	75.8%	80.7%	61.5%	84.0%	74.3%	87.9%	68.1%
Prior year reserve development ratio	(0.6%)	(0.1%)	(0.2%)	(0.6%)	(1.1%)	(3.3%)	(1.7%)
Net losses and loss expenses ratio	75.2%	80.6%	61.3%	83.4%	73.2%	84.6%	66.4%
Acquisition cost ratio	21.3%	21.1%	20.7%	21.9%	22.3%	21.4%	22.3%
Underwriting-related general and administrative expense ratio	13.1%	12.8%	12.7%	14.5%	11.8%	11.3%	13.9%
Combined ratio	109.6%	114.5%	94.7%	119.8%	107.3%	117.3%	102.6%

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018	2019
UNDERWRITING REVENUES
Gross premiums written	$1,104,299	$935,817	$1,037,568	$940,715	$961,608	$920,736	$3,675,931
Ceded premiums written	(476,066)	(390,960)	(434,807)	(359,065)	(390,651)	(344,130)	(1,466,776)
Net premiums written	628,233	544,857	602,761	581,650	570,957	576,606	2,209,155

Gross premiums earned	1,006,930	948,478	952,241	932,078	927,599	937,784	3,623,180
Ceded premiums earned	(417,160)	(378,294)	(375,222)	(370,014)	(367,989)	(347,305)	(1,433,096)
Net premiums earned	589,770	570,184	577,019	562,064	559,610	590,479	2,190,084
Other insurance related income	556	688	755	647	1,079	101	2,858
Total underwriting revenues	590,326	570,872	577,774	562,711	560,689	590,580	2,192,942

UNDERWRITING EXPENSES
Net losses and loss expenses	444,444	443,389	337,367	471,812	317,234	428,525	1,278,679
Acquisition costs	117,954	114,569	116,259	112,751	123,300	109,111	468,281
Underwriting-related general and administrative expenses	93,930	94,379	89,751	100,778	90,472	89,858	401,963
Total underwriting expenses	656,328	652,337	543,377	685,341	531,006	627,494	2,148,923

UNDERWRITING INCOME (LOSS)	$(66,002)	$(81,465)	$34,397	$(122,630)	$29,683	$(36,914)	$44,019

Catastrophe and weather-related losses, net of reinstatement premiums	$118,185	$131,853	$15,786	$177,583	$19,900	$92,128	$83,700
Net favorable prior year reserve development	$4,417	$270	$420	$3,832	$10,455	$32,257	$53,302

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	56.1%	54.7%	55.6%	54.2%	55.0%	62.4%	57.0%
Catastrophe and weather-related losses ratio	20.0%	23.1%	2.9%	30.4%	3.6%	15.6%	3.8%
Current accident year loss ratio	76.1%	77.8%	58.5%	84.6%	58.6%	78.0%	60.8%
Prior year reserve development ratio	(0.7%)	—%	—%	(0.7%)	(1.9%)	(5.4%)	(2.4%)
Net losses and loss expenses ratio	75.4%	77.8%	58.5%	83.9%	56.7%	72.6%	58.4%
Acquisition cost ratio	20.0%	20.1%	20.1%	20.1%	22.0%	18.5%	21.4%
Underwriting-related general and administrative expense ratio	15.9%	16.5%	15.6%	17.9%	16.2%	15.2%	18.3%
Combined ratio	111.3%	114.4%	94.2%	121.9%	94.9%	106.3%	98.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018	2019
UNDERWRITING REVENUES
Gross premiums written	$244,120	$395,361	$678,615	$1,490,443	$299,758	$252,002	$3,222,927
Ceded premiums written	(86,904)	(124,236)	(225,442)	(393,049)	(84,561)	(75,910)	(942,467)
Net premiums written	157,216	271,125	453,173	1,097,394	215,197	176,092	2,280,460

Gross premiums earned	729,002	732,051	742,620	725,334	861,485	839,268	3,287,497
Ceded premiums earned	(231,404)	(210,923)	(215,636)	(198,773)	(249,044)	(215,278)	(890,403)
Net premiums earned	497,598	521,128	526,984	526,561	612,441	623,990	2,397,094
Other insurance related income (loss)	(3,375)	752	1,241	(9,354)	3,980	(8,290)	13,586
Total underwriting revenues	494,223	521,880	528,225	517,207	616,421	615,700	2,410,680

UNDERWRITING EXPENSES
Net losses and loss expenses	372,795	436,288	338,894	436,261	540,160	598,818	1,766,119
Acquisition costs	113,846	115,995	112,243	125,899	138,475	150,197	556,301
Underwriting-related general and administrative expenses	22,415	23,456	24,073	29,184	16,723	24,435	103,772
Total underwriting expenses	509,056	575,739	475,210	591,344	695,358	773,450	2,426,192

UNDERWRITING INCOME (LOSS)	$(14,833)	$(53,859)	$53,015	$(74,137)	$(78,937)	$(157,750)	$(15,512)

Catastrophe and weather-related losses, net of reinstatement premiums	$79,843	$108,172	$20,261	$122,112	$120,100	$177,002	$252,417
Net favorable prior year reserve development	$2,142	$314	$2,235	$2,281	$3,426	$7,321	$25,598

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	59.0%	62.7%	60.6%	60.2%	68.9%	68.3%	64.0%
Catastrophe and weather-related losses ratio	16.3%	21.1%	4.1%	23.1%	19.9%	28.8%	10.7%
Current accident year loss ratio	75.3%	83.8%	64.7%	83.3%	88.8%	97.1%	74.7%
Prior year reserve development ratio	(0.4%)	(0.1%)	(0.4%)	(0.4%)	(0.6%)	(1.1%)	(1.0%)
Net losses and loss expenses ratio	74.9%	83.7%	64.3%	82.9%	88.2%	96.0%	73.7%
Acquisition cost ratio	22.9%	22.3%	21.3%	23.9%	22.6%	24.1%	23.2%
Underwriting-related general and administrative expenses ratio	4.5%	4.5%	4.6%	5.5%	2.7%	3.9%	4.3%
Combined ratio	102.3%	110.5%	90.2%	112.3%	113.5%	124.0%	101.2%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Quarters ended December 31,						Years ended December 31,
	2020			2019			2020			2019
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,104,299	$244,120	$1,348,419	$961,608	$299,758	$1,261,366	$4,018,399	$2,808,539	$6,826,938	$3,675,931	$3,222,927	$6,898,858
Premiums ceded to Harrington Re	3,431	37,435	40,866	1,965	38,220	40,185	11,317	246,984	258,301	5,775	241,347	247,122
Premiums ceded to Other Strategic Capital Partners	18,885	49,469	68,354	13,651	46,341	59,992	71,050	582,647	653,697	54,644	701,120	755,764
Premiums ceded to Other Reinsurers	453,750	—	453,750	375,035	—	375,035	1,578,531	—	1,578,531	1,406,357	—	1,406,357
Net premiums written	$628,233	$157,216	$785,449	$570,957	$215,197	$786,154	$2,357,501	$1,978,908	$4,336,409	$2,209,155	$2,280,460	$4,489,615

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Fee income	$2,674	$10,229	$12,903	$2,036	$21,081	$23,117	$10,645	$49,820	$60,465	$7,428	$72,820	$80,248

[a]    Total managed premiums represents gross premiums written of $1.3 billion for the quarters ended December 31, 2020 and 2019, respectively, and $6.8 billion and $6.9 billion for the years ended December 31, 2020 and 2019, respectively, and includes premiums written by the Insurance and Reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b]    Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners. Fee income from strategic capital partners included $(4) million and $3 million in other insurance related income (loss) for the quarters ended December 31, 2020 and 2019, respectively and $(2) million and $12 million for the years ended December 31, 2020, and 2019, respectively. It also included $17 million and $20 million as an offset to general and administrative expenses for the quarters ended December 31, 2020 and 2019, respectively and $62 million and $68 million for the years ended December 31, 2020 and 2019, respectively.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME - QUARTER AND YEAR

							Years ended December 31,
	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018	2020	2019

Fixed maturities	$72,727	$73,992	$80,459	$89,943	$98,990	$94,108	$317,121	$384,053
Other investments	30,634	25,125	(37,580)	(2,120)	10,767	4,780	16,059	60,038
Equity securities	3,069	1,871	2,263	2,125	2,678	3,062	9,328	10,434
Mortgage loans	4,110	3,609	3,660	4,053	3,977	3,762	15,432	14,712
Cash and cash equivalents	3,768	2,491	2,392	4,930	5,908	10,796	13,582	26,882
Short-term investments	446	440	366	1,498	1,077	3,432	2,749	7,053

Gross investment income	114,754	107,528	51,560	100,429	123,397	119,940	374,271	503,172
Investment expense	(5,251)	(5,572)	(6,520)	(7,328)	(5,840)	(6,812)	(24,670)	(24,600)

Net investment income	$109,503	$101,956	$45,040	$93,101	$117,557	$113,128	$349,601	$478,572

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2018
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,041,799	$12,609,241	$12,046,415	$12,076,186	$12,468,205	$11,435,347
Equity securities, at fair value	518,445	417,886	378,860	404,945	474,207	381,633
Mortgage loans, held for investment, at fair value	593,290	544,095	524,757	517,181	432,748	298,650
Other investments, at fair value	829,156	760,206	768,635	797,808	770,923	787,787
Equity method investments	114,209	104,242	101,346	94,244	117,821	108,103
Short-term investments, at fair value	161,897	69,996	34,337	77,101	38,471	144,040
Total investments	14,258,796	14,505,666	13,854,350	13,967,465	14,302,375	13,155,560
Cash and cash equivalents	1,503,232	1,440,816	1,648,833	1,241,063	1,576,457	1,830,020
Accrued interest receivable	65,020	70,013	68,880	76,569	78,085	80,335
Insurance and reinsurance premium balances receivable	2,738,342	3,131,791	3,527,147	3,485,043	3,071,390	3,007,296
Reinsurance recoverable on unpaid losses and loss expenses	4,496,641	4,337,683	4,160,521	4,101,579	3,877,756	3,501,669
Reinsurance recoverable on paid losses and loss expenses	434,201	373,431	395,990	357,185	327,795	280,233
Deferred acquisition costs	431,439	520,706	583,484	611,229	492,119	566,622
Prepaid reinsurance premiums	1,194,455	1,278,672	1,352,090	1,281,808	1,101,889	1,013,573
Receivable for investments sold	2,150	17,513	2,985	34,137	35,659	32,627
Goodwill	100,801	102,003	102,003	102,003	102,003	102,003
Intangible assets	219,633	222,362	225,092	227,821	230,550	241,568
Value of business acquired	3,854	4,881	5,909	7,194	8,992	35,714
Operating lease right-of-use assets	123,579	131,776	136,815	140,149	111,092	—
Other assets	305,544	315,683	295,074	315,523	287,892	285,346
TOTAL ASSETS	$25,877,687	$26,452,996	$26,359,173	$25,948,768	$25,604,054	$24,132,566

LIABILITIES
Reserve for losses and loss expenses	$13,926,766	$13,653,488	$13,179,166	$13,082,273	$12,752,081	$12,280,769
Unearned premiums	3,685,886	4,070,649	4,418,728	4,395,240	3,626,246	3,635,758
Insurance and reinsurance balances payable	1,092,042	1,244,846	1,365,799	1,263,389	1,349,082	1,338,991
Debt	1,309,695	1,309,384	1,309,076	1,808,645	1,808,157	1,341,961
Payable for investments purchased	104,777	458,111	350,347	123,678	32,985	111,838
Operating lease liabilities	140,263	140,058	141,621	143,071	115,584	—
Other liabilities	322,564	310,565	296,616	292,894	375,911	393,178
TOTAL LIABILITIES	20,581,993	21,187,101	21,061,353	21,109,190	20,060,046	19,102,495

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	775,000	775,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,330,054	2,325,196	2,317,354	2,307,998	2,317,212	2,308,583
Accumulated other comprehensive income (loss)	414,395	350,111	281,599	(89,919)	171,710	(177,110)
Retained earnings	5,763,607	5,804,637	5,913,029	5,836,007	6,056,686	5,912,812
Treasury shares, at cost	(3,764,568)	(3,766,255)	(3,766,368)	(3,766,714)	(3,778,806)	(3,791,420)
TOTAL SHAREHOLDERS' EQUITY	5,295,694	5,265,895	5,297,820	4,839,578	5,544,008	5,030,071

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$25,877,687	$26,452,996	$26,359,173	$25,948,768	$25,604,054	$24,132,566

Common shares outstanding	84,353	84,309	84,306	84,298	83,959	83,586
Diluted common shares outstanding [a]	86,143	86,132	86,178	86,170	85,489	85,229
Book value per common share	$56.26	$55.94	$56.32	$50.89	$56.80	$50.91
Book value per diluted common share	$55.09	$54.75	$55.09	$49.78	$55.79	$49.93
Tangible book value per diluted common share	$51.90	$51.52	$51.79	$46.45	$52.40	$46.41
Debt to total capital [b]	19.8%	19.9%	19.8%	27.2%	24.6%	21.1%
Debt and preferred equity to total capital	28.2%	28.3%	28.1%	35.5%	35.1%	33.2%

[a]    Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO
At December 31, 2020

	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,881,489	$—	$38,969	$(1,759)	$1,918,699	12.2%
Non-U.S. government	632,875	—	38,826	(428)	671,273	4.3%
Corporate debt	4,408,351	(303)	254,261	(6,358)	4,655,951	29.6%
Agency RMBS	1,244,727	—	42,170	(688)	1,286,209	8.2%
CMBS	1,268,273	—	87,598	(2,284)	1,353,587	8.6%
Non-Agency RMBS	136,198	(20)	4,604	(678)	140,104	0.9%
ABS	1,712,236	—	14,527	(6,685)	1,720,078	10.9%
Municipals	282,781	—	13,148	(31)	295,898	1.9%
Total fixed maturities	11,566,930	(323)	494,103	(18,911)	12,041,799	76.6%

Equity securities
Common stocks	10,810	—	689	(557)	10,942	0.1%
Preferred stocks	6,301	—	1,767	—	8,068	0.1%
Exchange-traded funds	147,794	—	74,314	(390)	221,718	1.4%
Bond mutual funds	256,839	—	20,878	—	277,717	1.7%
Total equity securities	421,744	—	97,648	(947)	518,445	3.3%

Total fixed maturities and equity securities	$11,988,674	$(323)	$591,751	$(19,858)	12,560,244	79.9%

Mortgage loans, held for investment					593,290	3.8%

Other investments (see below)					829,156	5.3%

Equity method investments					114,209	0.7%

Short-term investments					161,897	1.0%

Total investments					14,258,796	90.7%

Cash and cash equivalents [a]					1,503,232	9.6%

Accrued interest receivable					65,020	0.4%

Net receivable/(payable) for investments sold (purchased)					(102,627)	(0.7%)

Total cash and invested assets					$15,724,421	100.0%

					Fair Value	Percentage
Other Investments:
Long/short equity funds					$25,300	3.1%
Multi-strategy funds					121,420	14.6%
Direct lending funds					272,131	32.8%
Real estate funds					164,250	19.8%
Private equity funds					124,706	15.0%
Other privately held investments					70,011	8.4%
Collateralized loan obligations - equity tranches					6,173	0.9%
Overseas deposits					45,165	5.4%
Total					$829,156	100.0%

[a]    Includes $600 million of restricted cash and cash equivalents.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION - QUARTER

		Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019		Q4 2018
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency		12.2%	12.8%	13.2%	12.4%	13.2%		10.1%
Non-U.S. government		4.3%	4.3%	4.0%	3.9%	3.6%		3.3%
Corporate debt		29.6%	30.8%	30.6%	31.5%	30.9%		32.5%
MBS:
Agency RMBS		8.2%	10.8%	10.1%	10.6%	10.0%		11.0%
CMBS		8.6%	8.9%	9.0%	9.4%	8.6%		7.3%
Non-agency RMBS		0.9%	0.9%	0.8%	0.8%	0.5%		0.3%
ABS		10.9%	10.7%	10.1%	9.5%	10.0%		10.9%
Municipals		1.9%	1.8%	1.3%	1.4%	1.3%		0.9%

Total Fixed Maturities		76.6%	81.0%	79.1%	79.5%	78.1%		76.3%
Equity securities		3.3%	2.7%	2.5%	2.7%	3.0%		2.5%
Mortgage loans		3.8%	3.5%	3.4%	3.4%	2.7%		2.0%
Other investments		5.3%	4.9%	5.0%	5.3%	4.8%		5.3%
Equity method investments		0.7%	0.7%	0.7%	0.6%	0.7%		0.7%
Short-term investments		1.0%	0.3%	0.3%	0.4%	0.3%		1.0%

Total investments		90.7%	93.1%	91.0%	91.9%	89.6%		87.8%
Cash and cash equivalents		9.6%	9.3%	10.8%	8.2%	9.9%		12.2%
Accrued interest receivable		0.4%	0.4%	0.5%	0.5%	0.5%		0.5%
Net receivable/(payable) for investments sold (purchased)		(0.7%)	(2.8%)	(2.3%)	(0.6%)	—%		(0.5%)
Total Cash and Invested Assets		100.0%	100.0%	100.0%	100.0%	100.0%		100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency		15.9%	15.8%	16.7%	15.5%	16.9%		13.3%
AAA		37.8%	39.8%	38.9%	39.8%	39.3%		40.0%
AA		7.6%	7.4%	6.8%	7.0%	6.9%		7.7%
A		15.7%	15.7%	16.4%	15.9%	14.8%		15.5%
BBB		14.4%	13.4%	13.2%	13.0%	13.5%		14.7%
Below BBB		8.6%	7.9%	8.0%	8.8%	8.6%		8.8%
Total		100.0%	100.0%	100.0%	100.0%	100.0%		100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year		3.6%	2.9%	3.3%	3.5%	3.6%		3.7%
From one to five years		36.0%	35.3%	36.3%	36.5%	39.2%		41.0%
From five to ten years		20.7%	21.1%	20.7%	19.1%	17.3%		14.8%
Above ten years		2.3%	2.1%	1.8%	2.7%	2.7%		1.8%
Asset-backed and mortgage-backed securities		37.4%	38.6%	37.9%	38.2%	37.2%		38.7%
Total		100.0%	100.0%	100.0%	100.0%	100.0%		100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities		2.3%	2.3%	2.5%	2.7%	2.8%		3.1%
Yield to maturity of fixed maturities		1.3%	1.4%	1.6%	2.9%	2.4%		3.6%
Average duration of fixed maturities (inclusive of duration hedges)	3.3	yrs	3.4 yrs	3.4 yrs	3.3 yrs	3.2 yrs	2.8	yrs
Average credit quality		AA-	AA-	AA-	AA-	AA-		AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At December 31, 2020

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$900,164	19.3%	5.7%
Non-U.S. banks	274,462	5.9%	1.7%
Corporate/commercial finance	206,413	4.4%	1.3%
Insurance	123,628	2.7%	0.8%
Investment brokerage	52,359	1.1%	0.3%
Total financial institutions	1,557,026	33.4%	9.8%
Consumer non-cyclicals	550,387	11.8%	3.5%
Communications	308,531	6.6%	2.0%
Consumer cyclicals	249,853	5.4%	1.6%
Technology	225,004	4.8%	1.4%
Non-U.S. government guaranteed	184,174	4.0%	1.2%
Industrials	181,982	3.9%	1.2%
Energy	176,375	3.8%	1.1%
Utilities	168,970	3.6%	1.1%
Transportation	118,256	2.5%	0.8%
Total investment grade	3,720,558	79.8%	23.7%

Total non-investment grade	935,393	20.2%	5.9%

Total corporate debt	$4,655,951	100.0%	29.6%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At December 31, 2020

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$124,140	$9,720	$133,860	1.1%
MORGAN STANLEY	113,922	8,477	122,399	1.0%
WELLS FARGO & COMPANY	105,118	7,020	112,138	0.9%
JP MORGAN CHASE & CO	103,679	8,195	111,874	0.9%
GOLDMAN SACHS GROUP	95,907	6,739	102,646	0.9%
CITIGROUP INC	76,410	6,890	83,300	0.7%
AT&T INC	45,312	3,126	48,438	0.4%
COMCAST CORPORATION	42,303	4,116	46,419	0.4%
MITSUBISHI UFJ FINANCIAL GROUP INC	42,120	1,667	43,787	0.4%
DEUTSCHE TELEKOM AG	38,453	2,403	40,856	0.3%

[a]    The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At December 31, 2020

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,286,209	$109,903	$8,378	$7,101	$677	$14,045	$1,426,313
Commercial MBS	311,698	972,222	64,459	1,608	2,375	1,225	1,353,587
ABS	—	1,438,131	78,364	65,344	61,791	76,448	1,720,078

Total mortgage-backed and asset-backed securities	$1,597,907	$2,520,256	$151,201	$74,053	$64,843	$91,718	$4,499,978

Percentage of total	35.5%	56.0%	3.4%	1.6%	1.4%	2.1%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$265,494	$234,072	$205,112	$200,990	$196,334	$159,347
Reinsurance	168,707	139,359	190,878	156,195	131,461	121,112
Total	$434,201	$373,431	$395,990	$357,185	$327,795	$280,459

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$878,107	$874,612	$898,849	$892,354	$890,036	$791,215
Reinsurance	505,437	452,201	406,723	482,347	468,904	327,067
Total	$1,383,544	$1,326,813	$1,305,572	$1,374,701	$1,358,940	$1,118,282

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$2,339,557	$2,258,508	$2,151,986	$2,127,989	$1,933,657	$1,919,002
Reinsurance	797,251	775,187	723,950	617,843	603,116	484,754
Total	$3,136,808	$3,033,695	$2,875,936	$2,745,832	$2,536,773	$2,403,756

Allowance for expected credit losses:
Insurance	$(21,298)	$(20,369)	$(19,025)	$(17,203)	$(16,720)	$(18,191)
Reinsurance	(2,413)	(2,456)	(1,962)	(1,751)	(1,237)	(2,404)
Total	$(23,711)	$(22,825)	$(20,987)	$(18,954)	$(17,957)	$(20,595)

Reinsurance recoverables on unpaid and paid losses and loss expenses:
Insurance	$3,461,860	$3,346,823	$3,236,922	$3,204,130	$3,003,307	$2,851,373
Reinsurance	1,468,982	1,364,291	1,319,589	1,254,634	1,202,244	930,529
Total	$4,930,842	$4,711,114	$4,556,511	$4,458,764	$4,205,551	$3,781,902

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At December 31, 2020

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit losses as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverables	$2,705,689	$(643,757)	$2,061,932	54.7%	38.9%	$(10,085)	0.4%	$2,695,604
Other reinsurers balances > $20 million	1,732,492	(363,874)	1,368,618	36.3%	25.8%	(11,008)	0.6%	1,721,484
Other reinsurers balances < $20 million	516,372	(177,638)	338,734	9.0%	6.4%	(2,618)	0.5%	513,754
Total	$4,954,553	$(1,185,269)	$3,769,284	100.0%	71.1%	$(23,711)	0.5%	$4,930,842

At December 31, 2020, 87.6% (December 31, 2019: 89.1%) of the reinsurance recoverable balances, gross of collateral were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.1%	9.3%
2	Lloyds of London	9.7%	6.9%
3	Harrington Re Ltd.	9.2%	6.6%
4	Transatlantic Reinsurance Co	5.7%	4.0%
5	Hannover Ruck SE	5.1%	3.6%
6	Partner Reinsurance Co of US	4.3%	3.1%
7	Everest Reinsurance Company	3.6%	2.5%
8	Munich Reinsurance America, Inc	3.2%	2.3%
9	SCOR Reinsurance Company	3.2%	2.2%
10	Third Point Reinsurance (USA) Ltd.	2.3%	1.6%
		59.4%	42.1%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Quarter ended December 31, 2020			Year ended December 31, 2020
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$13,653,488	$(4,337,683)	$9,315,805	$12,752,081	$(3,877,756)	$8,874,325
Incurred losses and loss expenses	1,342,602	(525,363)	817,239	5,195,709	(1,914,457)	3,281,252
Paid losses and loss expenses	(1,278,242)	399,366	(878,876)	(4,235,762)	1,298,361	(2,937,401)
Foreign exchange and other	208,918	(32,961)	175,957	214,738	(2,789)	211,949

End of period [a]	$13,926,766	$(4,496,641)	$9,430,125	$13,926,766	$(4,496,641)	$9,430,125

[a]    At December 31, 2020, reserve for losses and loss expenses included IBNR of $8,595 million, or 62%, (December 31, 2019: $7,891 million, or 62%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2020			Year ended December 31, 2020
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$683,379	$594,863	$1,278,242	$2,238,874	$1,996,888	$4,235,762
Reinsurance recoverable on paid losses and loss expenses	(273,686)	(125,680)	(399,366)	(900,765)	(397,596)	(1,298,361)

Net paid losses and loss expenses	409,693	469,183	878,876	1,338,109	1,599,292	2,937,401

Change in:
Gross case reserves	(34,344)	104,547	70,203	(11,938)	348,063	336,125
Gross IBNR	132,082	(137,925)	(5,843)	754,356	(130,534)	623,822
Reinsurance recoverable on unpaid losses and loss expenses	(62,987)	(63,010)	(125,997)	(383,513)	(232,583)	(616,096)

Total net incurred losses and loss expenses	$444,444	$372,795	$817,239	$1,697,014	$1,584,238	$3,281,252

Gross reserve for losses and loss expenses	$7,310,498	$6,616,268	$13,926,766	$7,310,498	$6,616,268	$13,926,766

Net favorable prior year reserve development	$4,417	$2,142	$6,559	$8,937	$6,972	$15,909

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	92.2%	125.9%	107.5%	78.9%	101.0%	89.5%

Net paid losses and loss expenses / Net premiums earned	69.5%	94.3%	80.8%	58.2%	77.2%	67.2%
Change in net losses and loss expenses / Net premiums earned	5.9%	(19.4%)	(5.6%)	15.6%	(0.8%)	7.9%
Net losses and loss expenses ratio	75.4%	74.9%	75.2%	73.8%	76.4%	75.1%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTER

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018

Gross paid losses and loss expenses	$683,379	$502,517	$543,599	$509,378	$575,688	$676,665
Reinsurance recoverable on paid losses and loss expenses	(273,686)	(203,805)	(218,928)	(204,348)	(254,044)	(254,452)

Net paid losses and loss expenses	409,693	298,712	324,671	305,030	321,644	422,213

Change in:
Gross case reserves	(34,344)	(68,443)	72,563	18,286	(31,996)	(40,794)
Gross IBNR	132,082	277,499	(35,502)	380,280	27,839	117,212
Reinsurance recoverable on unpaid losses and loss expenses	(62,987)	(64,379)	(24,365)	(231,784)	(253)	(70,106)

Total net incurred losses and loss expenses	$444,444	$443,389	$337,367	$471,812	$317,234	$428,525

Gross reserve for losses and loss expenses	$7,310,498	$7,135,537	$6,865,343	$6,814,171	$6,496,568	$6,426,309

Net favorable prior year reserve development	$4,417	$270	$420	$3,832	$10,455	$32,257

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	92.2%	67.4%	96.2%	64.7%	101.4%	98.5%

Net paid losses and loss expenses / Net premiums earned	69.5%	52.4%	56.3%	54.3%	57.5%	71.5%
Change in net losses and loss expenses / Net premiums earned	5.9%	25.4%	2.2%	29.6%	(0.8%)	1.1%
Net losses and loss expenses ratio	75.4%	77.8%	58.5%	83.9%	56.7%	72.6%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTER

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018

Gross paid losses and loss expenses	$594,863	$467,319	$466,692	$468,015	$660,948	$611,056
Reinsurance recoverable on paid losses and loss expenses	(125,680)	(69,218)	(100,748)	(101,950)	(132,719)	(92,279)

Net paid losses and loss expenses	469,183	398,101	365,944	366,065	528,229	518,777

Change in:
Gross case reserves	104,547	65,919	97,573	80,024	3,236	199,227
Gross IBNR	(137,925)	59,996	(92,099)	39,492	89,173	42,084
Reinsurance recoverable on unpaid losses and loss expenses	(63,010)	(87,728)	(32,524)	(49,320)	(80,478)	(161,270)

Total net incurred losses and loss expenses	$372,795	$436,288	$338,894	$436,261	$540,160	$598,818

Gross reserve for losses and loss expenses	$6,616,268	$6,517,951	$6,313,823	$6,268,102	$6,255,513	$5,854,460

Net favorable prior year reserve development	$2,142	$314	$2,235	$2,281	$3,426	$7,321

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	125.9%	91.2%	108.0%	83.9%	97.8%	86.6%

Net paid losses and loss expenses / Net premiums earned	94.3%	76.4%	69.4%	69.5%	86.2%	83.1%
Change in net losses and loss expenses / Net premiums earned	(19.4%)	7.3%	(5.1%)	13.4%	2.0%	12.9%
Net losses and loss expenses ratio	74.9%	83.7%	64.3%	82.9%	88.2%	96.0%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JANUARY 1, 2021

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$286	6.0%	$408	8.6%	$625	13.2%
Northeast	U.S. Hurricane	42	0.9%	115	2.4%	262	5.5%
Mid-Atlantic	U.S. Hurricane	90	1.9%	263	5.5%	520	11.0%
Gulf of Mexico	U.S. Hurricane	175	3.7%	263	5.5%	431	9.1%
California	Earthquake	193	4.1%	396	8.3%	504	10.6%
Europe	Windstorm	136	2.9%	182	3.8%	240	5.1%
Japan	Earthquake	103	2.2%	179	3.8%	336	7.1%
Japan	Windstorm	113	2.4%	186	3.9%	220	4.6%

The above table shows our Probable Maximum Loss ("PML") to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at January 1, 2021. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.4 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.4 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.4 billion.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from AIR. Additionally, we have included our estimate of non-modeled perils and other factors which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Quarters ended December 31,		Years ended December 31,
	2020	2019	2020	2019

Net income (loss) available (attributable) to common shareholders	$(4,819)	$(9,897)	$(150,674)	$282,361

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,341	83,957	84,262	83,894
Dilutive share equivalents:
Share-based compensation plans [a]	—	—	—	579
Weighted average diluted common shares outstanding	84,341	83,957	84,262	84,473

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($0.06)	($0.12)	($1.79)	$3.37
Earnings (loss) per diluted common share	($0.06)	($0.12)	($1.79)	$3.34

[a] Due to the net loss recognized for the the quarters ended December 31, 2020 and 2019 and year ended December 31, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLLFOWARD - QUARTER

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q4 2018

Net income (loss) available (attributable) to common shareholders	$(4,819)	$(72,945)	$112,477	$(185,390)	$(9,897)	$(198,448)

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,309	84,306	84,298	83,959	83,947	83,557
Shares issued and treasury shares reissued	83	5	11	489	23	53
Shares repurchased for treasury	(39)	(2)	(3)	(150)	(11)	(24)
Common shares - at end of period	84,353	84,309	84,306	84,298	83,959	83,586

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,341	84,308	84,303	84,094	83,957	83,582
Dilutive share equivalents:
Share-based compensation plans [a]	—	—	297	—	—	—
Weighted average diluted common shares outstanding	84,341	84,308	84,600	84,094	83,957	83,582

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($0.06)	($0.87)	$1.33	($2.20)	($0.12)	($2.37)
Earnings (loss) per diluted common share	($0.06)	($0.87)	$1.33	($2.20)	($0.12)	($2.37)

[a] Due to the net loss recognized for the quarters ended December 31, 2020, September 30, 2020, March 31,2020, and December 31, 2019 and 2018, respectively, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At December 31, 2020

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$50.39

Book value per common share	$4,745,694	84,353	$56.26

Dilutive securities: [b]
Restricted stock units		1,790	(1.17)
Book value per diluted common share	$4,745,694	86,143	$55.09

	At December 31, 2019

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$59.44

Book value per common share	$4,769,008	83,959	$56.80
Dilutive securities: [b]
Restricted stock units		1,530	(1.01)
Book value per diluted common share	$4,769,008	85,489	$55.79

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    Excludes cash-settled restricted stock units.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Quarters ended December 31,		Years ended December 31,
	2020	2019	2020	2019
Net income (loss) available (attributable) to common shareholders	$(4,819)	$(9,897)	$(150,674)	$282,361
Net investment (gains) losses [a]	(83,356)	(42,712)	(129,133)	(91,233)
Foreign exchange losses (gains) [b]	72,309	52,827	81,069	(12,041)
Reorganization expenses [c]	7,059	8,074	7,881	37,384
Interest in (income) loss of equity method investments [d]	(9,967)	(4,073)	3,612	(9,718)
Income tax expense (benefit)	2,529	131	13,023	6,656
Operating income (loss)	$(16,245)	$4,350	$(174,222)	$213,409

Earnings (loss) per diluted common share	$(0.06)	$(0.12)	$(1.79)	$3.34
Net investment (gains) losses	(0.99)	(0.50)	(1.53)	(1.08)
Foreign exchange losses (gains)	0.86	0.62	0.96	(0.14)
Reorganization expenses	0.08	0.10	0.09	0.44
Interest in (income) loss of equity method investments	(0.12)	(0.05)	0.04	(0.12)
Income tax expense (benefit)	0.03	—	0.15	0.08
Operating income (loss) per diluted common share	$(0.20)	$0.05	$(2.08)	$2.52

Weighted average diluted common shares outstanding	84,341	84,631	84,262	84,473

Average common shareholders' equity	$4,730,795	$4,789,939	$4,757,351	$4,512,040

Annualized return on average common equity	(0.4%)	(0.8%)	(3.2%)	6.3%

Annualized operating return on average common equity	(1.4%)	0.4%	(3.7%)	4.7%

[a]    Tax cost (benefit) of $9 million and $5 million for the quarters ended December 31, 2020 and 2019, respectively, and $18 million and $12 million for the years ended December 31, 2020 and 2019, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b]    Tax cost (benefit) of $(5) million and $(4) million for the quarters ended December 31, 2020 and 2019, respectively, and $(4) million and $1 million for the years ended December 31, 2020 and 2019, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions
[c]    Tax (benefit) of $(1) million for the quarters ended December 31, 2020 and 2019, respectively, and $(1) million and $(7) million for the years ended December 31, 2020 and 2019, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d]    Tax cost of $nil for the quarters and years ended December 31, 2020 and 2019, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE - TREASURY STOCK METHOD [a]
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2018
Common shareholders' equity	$4,745,694	$4,715,895	$4,747,820	$4,289,578	$4,769,008	$4,255,071
Less: goodwill	(100,801)	(102,003)	(102,003)	(102,003)	(102,003)	(102,003)
Less: intangible assets	(219,633)	(222,362)	(225,092)	(227,821)	(230,550)	(241,568)
Associated tax impact	45,991	46,333	42,515	42,857	43,199	43,814
Tangible common shareholders' equity	$4,471,251	$4,437,863	$4,463,240	$4,002,611	$4,479,654	$3,955,314

Diluted common shares outstanding, net of treasury shares	86,143	86,132	86,178	86,170	85,489	85,229

Book value per diluted common share	$55.09	$54.75	$55.09	$49.78	$55.79	$49.93

Tangible book value per diluted common share	$51.90	$51.52	$51.79	$46.45	$52.40	$46.41

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding. Cash-settled restricted stock units are excluded.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and Consolidated Statements of Operations - Year' sections of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae, which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and Consolidated Statements of Operations - Year'' sections of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities in net investment gains (losses). We also recognize unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss). These unrealized foreign exchange losses (gains) generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss), thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a fair representation of the performance of our business.

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae, which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of goodwill and intangible assets, net of tax. We also present tangible book value per diluted common share calculated under the treasury stock method. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is included in the 'Tangible Book Value per Diluted Common Share' section of this document.

Tangible book value per diluted common share excludes the impacts of certain purchase accounting adjustments. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders.

Acquisition of Novae

On October 2, 2017, we acquired Novae. At the acquisition date, we identified value of business acquired ("VOBA") which represents the present value of the expected underwriting profit within policies that were in-force at the closing date of the transaction. In addition, the allocation of the acquisition price to the assets acquired and liabilities assumed based on estimated fair values at the acquisition date, resulted in the write-off of the deferred acquisition cost asset on Novae's balance sheet at the acquisition date as the value of policies in-force on that date are considered within VOBA. Consequently, underwriting income (loss) for the quarter ended December 31, 2019 and years ended December 31, 2020 and 2019 included the recognition of premiums attributable to Novae's balance sheet at the acquisition date without the recognition of the associated acquisition costs.

AXIS CAPITAL HOLDINGS LIMITED
EX-PGAAP DATA - QUARTER AND YEAR

														Year ended December 31,
	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017	2020	2019
Insurance
Underwriting income (loss)	$(66,002)	$(81,465)	$34,397	$(122,630)	$29,683	$(17,892)	$11,309	$20,919	$(36,914)	$(11,711)	$56,479	$69,442	$37,788	$(235,701)	$44,019
Acquisition costs adjustment	(52)	28	636	478	1,518	1,563	2,856	6,202	15,775	28,801	38,125	38,313	25,571	1,090	12,139
Ex-PGAAP underwriting income (loss)	$(65,950)	$(81,493)	$33,761	$(123,108)	$28,165	$(19,455)	$8,453	$14,717	$(52,689)	$(40,512)	$18,354	$31,129	$12,217	$(236,791)	$31,880

Combined ratio	111.3%	114.4%	94.2%	121.9%	94.9%	103.5%	97.8%	96.6%	106.3%	102.2%	90.4%	88.1%	93.9%	110.4%	98.1%
Acquisition cost ratio adjustment	—%	—%	0.1%	0.1%	0.3%	0.3%	0.5%	1.1%	2.7%	4.7%	6.6%	6.6%	4.4%	—%	0.6%
Ex-PGAAP combined ratio	111.3%	114.4%	94.3%	122.0%	95.2%	103.8%	98.3%	97.7%	109.0%	106.9%	97.0%	94.7%	98.3%	110.4%	98.7%

Ex-PGAAP current accident year combined ratio excluding catastrophe and weather-related losses	92.0%	91.3%	91.4%	92.3%	93.5%	98.8%	99.5%	97.5%	98.8%	99.0%	97.2%	93.8%	96.8%	91.7%	97.3%

Reinsurance
Underwriting income (loss)	$(14,833)	$(53,859)	$53,015	$(74,137)	$(78,937)	$(60,826)	$67,350	$56,903	$(157,750)	$70,737	$59,247	$74,295	$(11,658)	$(89,816)	$(15,512)
Acquisition costs adjustment	—	—	—	—	—	5	(2)	65	257	543	1,516	2,137	7,075	—	67
Ex-PGAAP underwriting income (loss)	$(14,833)	$(53,859)	$53,015	$(74,137)	$(78,937)	$(60,831)	$67,352	$56,838	$(158,007)	$70,194	$57,731	$72,158	$(18,733)	$(89,816)	$(15,579)

Combined ratio	102.3%	110.5%	90.2%	112.3%	113.5%	109.9%	89.1%	91.0%	124.0%	89.5%	90.7%	88.4%	102.0%	103.8%	101.2%
Acquisition cost ratio adjustment	—%	—%	—%	—%	—%	—%	—%	—%	—%	0.1%	0.2%	0.4%	1.1%	—%	—%
Ex-PGAAP combined ratio	102.3%	110.5%	90.2%	112.3%	113.5%	109.9%	89.1%	91.0%	124.0%	89.6%	90.9%	88.8%	103.1%	103.8%	101.2%

Ex-PGAAP current accident year combined ratio excluding catastrophe and weather-related losses	86.4%	89.5%	86.5%	89.6%	94.2%	92.2%	87.6%	91.8%	96.3%	89.9%	94.3%	93.0%	91.9%	88.0%	91.5%

Total
Underwriting income (loss)	$(80,835)	$(135,324)	$87,412	$(196,767)	$(49,254)	$(78,718)	$78,659	$77,822	$(194,664)	$59,026	$115,726	$143,737	$26,130	$(325,517)	$28,507
Acquisition costs adjustment	(52)	28	636	478	1,518	1,568	2,854	6,267	16,032	29,344	39,641	40,450	32,646	1,090	12,206
Ex-PGAAP underwriting income (loss)	$(80,783)	$(135,352)	$86,776	$(197,245)	$(50,772)	$(80,286)	$75,805	$71,555	$(210,696)	$29,682	$76,085	$103,287	$(6,516)	$(326,607)	$16,301

Combined ratio	109.6%	114.5%	94.7%	119.8%	107.3%	109.4%	96.1%	96.9%	117.3%	97.9%	93.1%	90.8%	100.7%	109.6%	102.6%
Acquisition cost ratio adjustment	—%	—%	0.1%	0.1%	0.1%	0.1%	0.3%	0.5%	1.3%	2.4%	3.3%	3.5%	2.7%	—%	0.3%
Ex-PGAAP combined ratio	109.6%	114.5%	94.8%	119.9%	107.4%	109.5%	96.4%	97.4%	118.6%	100.3%	96.4%	94.3%	103.4%	109.6%	102.9%

Ex-PGAAP current accident year combined ratio excluding catastrophe and weather-related losses	91.8%	92.4%	91.5%	93.6%	96.4%	97.7%	96.3%	97.8%	99.4%	96.6%	98.3%	95.9%	96.9%	92.2%	97.1%

Amortization of VOBA and intangible assets	3,855	3,866	4,183	4,697	4,954	6,891	10,093	16,002	27,648	40,664	56,328	59,892	52,647	16,601	37,939

Further information regarding ex-PGAAP historical data is available in the Company's Investor Financial Supplements for the fourth quarter 2017 through the first quarter 2020